UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 1, 2024

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On November 5, 2024, NeoGenomics, Inc. issued a press release reporting its results for its third fiscal quarter of 2024. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Board of Director Appointment
On November 1, 2024, the Board of Directors of the Company, appointed Felicia Williams to serve as a member of the Board, the Company’s Audit and Finance Committee (the “Audit Committee”) and the Company’s Nominating and Corporate Governance Committee (the “NCG Committee”).
Ms. Williams will serve as a member of the Board until the 2025 annual meeting of shareholders of the Company or until her resignation or removal and otherwise until her successor is elected. Ms. Williams received an initial equity award worth approximately $140,000, $98,000 of which will be in the form of restricted stock and $42,000 of which will be in the form of stock options, both of which shall vest on June 1, 2025. Ms. Williams will also receive compensation for her service as member of the Board, Audit Committee and NCG Committee consistent with the Company’s independent director compensation program previously disclosed in the Company’s definitive proxy statement for its 2024 annual meeting of shareholders. Ms. Williams does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

99.1	Press Release of NeoGenomics, Inc. dated November 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	Chief Financial Officer
Date:	November 5, 2024